GROW FACTORY GMBH

FINANCIAL STATEMENTS

Year Ended December 31, 2018 and period from inception (March 13, 2017) to December 31, 2017

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of

Grow Factory GmbH

We have audited the accompanying financial statements of Grow Factory GmbH (a Switzerland corporation), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations and comprehensive income, changes in stockholder’s equity, and cash flows for the year ended December 31, 2018 and the period from inception (March 13, 2017) to December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grow Factory GmbH as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the year ended December 31, 2018 and the period from inception (March 13, 2017) to December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that Grow Factory GmbH (the “Company”) will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had limited revenues as of December 31, 2018 The Company has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time. Therefore, there is substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding those matters also are described in Note 2 The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

/s/ Accell Audit & Compliance, P.A.

Tampa, Florida

August 2, 2019

GROW FACTORY GMBH

BALANCE SHEETS

ASSETS		December 31, 2018		December 31, 2017
Current Assets	$		$
Cash and cash equivalents		36,580		1505
Accounts receivable		-		4,040
VAT tax receivable		-		5,748
Inventory		2,020		-
Prepaid expenses		6,405		-
Total Current Assets		45,006		11,293
Property and Equipment
Equipment		28,872		22,279
Furniture and fixtures		18,474		17,799
Accumulated depreciation		(9,063)		(2,867)
Fixed Assets, net		38,283		37,211
TOTAL ASSETS		$83,288		$48,504
LIABILITIES & STOCKHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities
Accounts payable		$6,578		$8,463
Accrued liabilities		223		7,776
Advances from related parties		59,865		121,626
Total Liabilities		66,667		137,865

Stockholders’ Equity/(Deficit)
Share Capital, 200 shares authorized, issued and outstanding at December 31, 2018 and 2017		232,737		20,202
Other Comprehensive Income		-		-
Accumulated deficit		(216,115)		(109,563)
Total Stockholders’ Equity/(Deficit)		16,621		(89,361)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY/(DEFICIT)		$83,288		$48,504

The accompanying notes are an integral part of these statements.

GROW FACTORY GMBH

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

For the year ended December 31, 2018 and the period from inception (March 13, 2017) to December 31, 2017

	2018	2017

REVENUES	$3,597	$6,504

OPERATING EXPENSES
Material costs	10,528	30,621
General and administrative expenses	22,533	17,602
Rent expense	52,800	31,797
Wage expense	19,780	33,081
Depreciation	6,196	2,867
Bad debt losses	-	99
TOTAL OPERATING EXPENSES	111,837	116,067

OPERATING LOSS	(108,240)	(109,563)

OTHER INCOME
Gain from insurance claims	1,687	-
TOTAL OTHER INCOME	1,687	-

PROVISION FOR INCOME TAXES	-	-
NET LOSS	(106,552)	(109,563)

Other comprehensive loss:
Foreign currency translation adjustment	-	-
COMPREHENSIVE LOSS	$(106,552)	$(109,563)

The accompanying notes are an integral part of these statements.

GROW FACTORY GMBH

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY/(DEFICIT)

For the period from inception (March 13, 2017) to December 31, 2018

	Share Capital		Accumulated Deficit	Other	Comprehensive Income	Total Equity/(Deficit)
Inception, March 13, 2017		$-	$-	$-	$-	$-

Capital contribution		20,202	-	-	-	20,202

Net loss		-	(109,563)	-	-	(109,563)

Balance, December 31, 2017	$	$ 20,202	$(109,563)	$-	$-	$(89,361)

Capital contribution		212,535	-	-	-	212,535

Net loss		-	(106,552)	-	-	(106,552)

Balance, December 31, 2018		$232,737	$(216,115)	$-	$-	$16,621

The accompanying notes are an integral part of these statements.

GROW FACTORY GMBH

STATEMENTS OF CASH FLOWS

For the year ended December 31, 2018 and the period from inception (March 13, 2017) to December 31, 2017

	2018	2017
OPERATING ACTIVITIES
Net loss	$(106,552)	$(109,563)
Depreciation	6,196	2,867
Adjustments to reconcile net loss
to net cash provided by operations:
Accounts receivable	4,040	(4,040)
Inventory	(2,020)	-
Prepaid expenses	(6,405)	-
VAT tax receivable	5,748	(5,748)
Accounts payable	(1,885)	8,463
Accrued liabilities	(7,553)	7,776
Net cash provided by Operating Activities	(108,431)	(100,245)
INVESTING ACTIVITIES
Purchases of property and equipment	(7,268)	(40,078)
Net cash provided by Investing Activities	(7,268)	(40,078)
FINANCING ACTIVITIES
Capital contribution	-	20,202
Advances from shareholders	150,774	121,626
Net cash provided by Financing Activities	150,774	141,828
Net cash increase for period	35,075	1,505
Cash at beginning of period	1,505	-
Cash at end of period	$36,580	$1,505

SUPPLEMENTAL
Cash paid for taxes	$-	$-
Cash paid for interest	$-	$-

NON-CASH ACTIVITIES:
Conversion of advances from shareholders to share capital	$212,535	$-

The accompanying notes are an integral part of these statements.

GROW FACTORY GMBH

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Grow Factory GmbH (“the Company”) was incorporated in Zurich, Switzerland on March 13, 2017 and is located at Lerzenstrasse 12, 8953 Dietikon, Switzerland.

Switzerland has the highest allowed legislative THC content in Europe (1%) for sales of cannabis products in retail outlets (without medical receipt). This makes Switzerland an ideal geographic location to manufacture cannabis products, with an intent to scale the business into worldwide distribution.

Various diluted sequences of THC/CBD ratio can be produced to match legislation and regulation on individual markets with other permitted levels of THC. This allows for worldwide production of OTC (over-the-counter) products - for example CBD oils, as well as retail branded cannabis cigarettes, and other health related supplements.

Grow Factory GmbH is a fully licensed cannabis cultivation and distribution company in Switzerland, for recreational tobacco products and medical CBD oils.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which contemplate continuation of the Company as a going concern.  However, the Company had limited revenues as of December 31, 2018.  The Company has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time. Therefore, there is substantial doubt about the Company’s ability to continue as a going concern.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses. The Company intends to position itself so that it will be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with GAAP. The Company’s year-end is December 31.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents.

Inventories

Inventories are stated at the lower of cost or market. Cost is principally determined using the first-in, first out (FIFO) method. The Company had $2,020 and $0 in inventory as of December 31, 2018 and 2017.

Depreciation, Amortization, and Capitalization

The Company records depreciation and amortization when appropriate using straight-line balance method over the estimated useful life of the assets. We estimate that the useful life of our equipment is six and a half years and office furniture is eight years. Expenditures for maintenance and repairs are charged to expense as incurred. Additions, major renewals and replacements greater than $200 that increase the property's useful life are capitalized. Property sold or retired, together with the related accumulated depreciation is removed from the appropriated accounts and the resultant gain or loss is included in net income.

GROW FACTORY GMBH

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

Accounts Receivable

Accounts' receivables are stated at the amount management expects to collect from outstanding balances. As of December 31, 2018, and 2017, the Company had $0 and $4,040 of accounts receivable, respectively.  Management did not record an allowance for doubtful accounts as all balances were collectible.

Fair Value of Financial Instruments

Accounting Standards Codification (“ASC”) 820 "Fair Value Measurements and Disclosures" establishes a three-tier fair value hierarchy, which prioritizes the inputs in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market.

These tiers include:

Level 1:	defined as observable inputs such as quoted prices in active markets;
Level 2:	defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and
Level 3:	defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The carrying value of cash and the Company’s advances from related parties approximates its fair value due to their short-term maturity.

Income Taxes

The Company accounts for its income taxes in accordance with ASC 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and tax credit, carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years, in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 605, Revenue Recognition ("ASC-605"), which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

Comprehensive Income

Comprehensive income is defined as all changes in stockholders' equity (deficit), exclusive of transactions with owners, such as capital investments. Comprehensive income includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments on investments in foreign subsidiaries and unrealized gains (losses) on available-for-sale securities. As of December 31, 2018, and 2017, there were no material differences between our comprehensive loss and net loss.

Foreign Currency Translation

The accounts of the Company are maintained in Swiss francs and reported in United States dollars ("USD"). The accounts of the Swiss subsidiary were translated into USD in accordance with ASC 830, Foreign Currency Matters ("ASC-830"). According to Topic 830, all assets and liabilities were translated at the exchange rate on the balance sheet date; stockholders' equity (deficit) is translated at historical rates and statement of comprehensive income items are translated at the weighted average exchange rate for the period. Due to the little variance in the foreign currency translation rate in the period under audit, there were no gains or losses recorded to either other comprehensive income or net income.

GROW FACTORY GMBH

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

NOTE 4 – PROPERTY AND EQUIPMENT

	December 31, 2018	December 31, 2017
Equipment	$28,872	22,279
Furniture and fixtures	18,474	17,799
Depreciation	$(9,063)	(2,867)
Net property and equipment	$38,283	37,211

For the year ended December 31, 2018 and December 31, 2017, the Company recognized depreciation expense for the equipment and furniture in the amount of $6,196 and $2,867 accordingly.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

On April 18, 2017, the Company signed a rent office agreement, beginning on June 1, 2017 and terminating on May 31, 2022. These premises will be used as representative office for the customers. The rent expense for the year ended December 31, 2017 was $31,797 and for the year ended December 31, 2018 was $52,800.

Required future principal payments under the Company’s lease obligation are set for below:

Year ending December 31,

2019	$52,800
2020	52,800
2021	52,800
2022	22,000
Total	$180,400

NOTE 6 – RELATED PARTY TRANSACTIONS

As of December 31, 2017, the Company had $121,626 in advances from related parties. At the end of the 2018, the amount of advances increased to $212,535. This balance was converted to a capital contribution during 2018.

The Company had advances from related parties in the amount of $59,865 at December 31, 2018.

All payables are unsecured, non-interest bearing and have no fixed terms of repayment, and therefore are deemed payable on demand.

NOTE 7 - INCOME TAXES

One of the general principles governing Swiss corporate income tax law is the principle of “dealing at arm’s length”. Another important principle of Swiss tax law is the concept of tax avoidance. Pursuant to this rule, any transaction which, in itself, does not make economic sense and which can only be explained with the goal of saving tax, may be disregarded. Transfer pricing issues are normally dealt with by the Swiss authorities by applying these principles.

The Swiss tax system is shaped by the country's federal structure. Companies and individuals are taxed at three different levels in Switzerland:

-

national level (federal taxes)

-

cantonal level (cantonal taxes)

-

communal level (communal taxes)

Federal taxes are charged at a flat rate, while cantonal tax rates vary by location and sometimes by level of capital or profit. Total tax burden for Zurich in 2017 and 2018 was 21.5%. The tax base is the annual profit as reported in the commercial accounts.

GROW FACTORY GMBH

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the new statutory rate of 21.5% to the income tax amount recorded as of December 31, 2018 and December 31, 2017 are as follows:

	December 31, 2018	December 31, 2017
Net operating loss carryforward	$(216,115)	$(109,563)
Effective tax rate	21.5%	21.5%
Deferred tax asset	46,465	23,556
Less: Valuation allowance	(46,465)	(23,556)
Net deferred asset	$-	$-

The change in the valuation allowance during the periods ended December 31, 2018 and 2017 was $22,909 and $23,556, respectively.

	December 31, 2018	December 31, 2017
Federal income tax benefit attributed to:
Net operating loss from continuing operations	$(22,909)	$(23,556)
Valuation allowance	22,909	23,556
Net benefit	$-	$-

The related deferred tax benefit on the above unutilized tax losses has a full valuation allowance not recognized against it as there is no certainty of its realization. Management has evaluated tax positions in accordance with Swiss tax law and has not identified any significant tax positions, other than those disclosed.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

On January 25, 2019, Cecillia M. Jensen on behalf of Cannabis Suisse LLC, a Wyoming limited liability company, purchased 200 shares of common stock of Grow Factory GmbH.

On May 31, 2019, Cecillia M. Jensen entered into a Stock Transfer Agreement with Suneetha Nandana Silva Sudusinghe, the president of Cannabis Suisse Corp., a Nevada corporation whereby Cannabis Suisse Corp. has acquired through merger all of the issued and outstanding capital stock of Cannabis Suisse LLC. In exchange, Ms. Jensen has received 10,000,000 shares of common stock of Cannabis Suisse Corp. Mr. Sudusinghe’s share ownership in the Company has been reduced from 17,400,000 to 7,400,000.